CUSIP No. 440506 10 3                  13D                   Page 14 of 19 Pages


                                    EXHIBIT A

                             RICHEMONT FINANCE S.A.


                        Position
                          With                              Principal
Name                    Company     Occupation              Address
----                    -------     ----------              -------
Kurt Nauer              Director    Business Executive,     35 Boulevard Prince Henri
                                    Vendome Luxury          L 1724 Luxembourg
                                    Group SA


Eloy Michotte           Director    Business Executive,     15 Hill Street
                                    Richemont               London W1X7FB
                                    International Ltd.      England

Jan du Plessis          Finance     Business Executive,     Chalfont House
                        Director    Richemont               Oxford Road
                                    International           Denham Uxbridge
                                    Limited                 Middlesex UB9 4DU
                                                            England

Alan Grieve             Director    Business Executive,     Rigistrasse 2
                                    Compagnie Financiere    Zug 6300
                                    Richemont AG            Switzerland

Yves Prussen            Director    Attorney,               2 Place Winston Churchill
                                    Elvinger, Hoss &        BP 425
                                    Prussen                 L 2014 Luxembourg


CUSIP No. 440506 10 3                  13D                   Page 15 of 19 Pages


                             RICHEMONT HOLDINGS S.A.


                        Position
                          With                              Principal
Name                    Company     Occupation              Address
----                    -------     ----------              -------
Jan du Plessis          Finance     Business Executive,     Chalfont House
                        Director    Richemont               Oxford Road
                                    International           Denham Uxbridge
                                    Limited                 Middlesex UB9 4DU
                                                            England

Alan Grieve             Director    Business Executive,     Rigistrasse 2
                                    Compagnie               6300 Zug
                                    Financiere              Switzerland
                                    Richemont AG

Yves Prussen            Director    Attorney,               2 Place Winston Churchill
                                    Elvinger, Hoss &        BP 425
                                    Prussen                 L 2014 Luxembourg


Kurt Nauer              Director    Business Executive,     35 Boulevard Prince Henri
                                    Vendome Luxury          L 1724 Luxembourg
                                    Group SA

CUSIP No. 440506 10 3                  13D                   Page 16 of 19 Pages


                                 RICHEMONT S.A.

                        Position
                          With                              Principal
Name                    Company     Occupation              Address
----                    -------     ----------              -------
Johann P. Rupert        Executive   Business Executive,     Rigistrasse 2
                        Chairman    Companie Financiere     6300 Zug
                                    Richemont AG            Switzerland

Eloy Michotte           Executive   Business Executive,     15 Hill Street
                        Director    Richemont               London WIX 7FB
                                    International, Ltd.     England

Jan du Plessis          Finance     Business Executive,     Chalfont House
                        Director    Richemont               Oxford Road
                                    International           Denham Uxbridge
                                    Limited                 Middlesex UB9 4DU
                                                            England

Alan G. Quasha          Director    Business Executive,     720 Fifth Avenue
                                    Quadrant                9th Floor
                                    Management, Inc.        New York, NY 10019

Howard M.S. Tanner      Executive   Business Executive,     15 Hill Street
                        Director    Richemont               London W1X 7FB
                                    International, Ltd.     England

Joseph Kanoui           Executive   Business Executive,     6 Boulevard James-Fazy
                        Director    Vendome Luxury          1201 Geneva
                                    Group, SA               Switzerland


Jean-Paul Aeschimann    Director    Attorney, Lenz &        25 Grand Rue
                                    Staehelin               1204 Geneva
                                                            Switzerland

Frederick Mostert       Director    Attorney, Richemont     15 Hill Street
                                    International, Ltd.     London W1X 7FB
                                                            England

CUSIP No. 440506 10 3                  13D                   Page 17 of 19 Pages


                        COMPAGNIE FINANCIERE RICHEMONT AG

                        Position
                          With                              Principal
Name                    Company     Occupation              Address
----                    -------     ----------              -------
Dr. Nikolaus Senn       Chairman    Banker, UBS AG          Bahnhofstrasse 45
                        of the                              8001 Zurich
                        Board of                            Switzerland
                        Directors

Jean-Paul Aeschimann    Deputy      Attorney, Lenz &        25 Grand Rue
                        Chairman    Staehelin               1204 Geneva
                        of the                              Switzerland
                        Board of
                        Directors

Johann P. Rupert        Managing    Business Executive,     Rigistrasse 2
                        Director    Compagnie Financiere    6300 Zug
                                    Richemony AG            Switzerland

Jan du Plessis          Finance     Business Executive,     Chalfont House
                        Director    Richemont               Oxford Road
                                    International           Denham Uxbridge
                                    Limited                 Middlesex UB9 4DU
                                                            England

Joseph Kanoui           Director    Business Executive,     6 Boulevard James-Fazy
                                    Vendome Luxury          1201 Geneva
                                    Group SA                Switzerland

Yves-Andre Istel        Director    Vice Chairman           1251 Avenue of the Americas
                                    Rothschild, Inc.        51st Floor
                                                            New York, NY 10020


Lord Renwick            Director    Business Executive,     25 Copthall Avenue
                                    Robert Fleming &        London EC2R 7DR
                                    Company Ltd.            England

CUSIP No. 440506 10 3                  13D                   Page 18 of 19 Pages


William Ryan            Director    Business Executive,     Denham Place
                                    Rothmans                Village Road
                                    International           Denham Uxbridge
                                                            Middlesex UB9  5BL
                                                            England

CUSIP No. 440506 10 3                  13D                   Page 19 of 19 Pages


                           COMPAGNIE FINANCIERE RUPERT

                        Position
                          With                              Principal
Name                    Company     Occupation              Address
----                    -------     ----------              -------
Johann P. Rupert        Managing    Business Executive,     Rigistrasse 2
                        Partner     Compagnie Financiere    6300 Zug
                                    Richemont AG            Switzerland
